Exhibit 99.3
Filed pursuant to Rule 425 under the Securities Act of 1933, as amended, and deemed filed pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934, as amended
Filing Person: Griffin Capital Essential Asset REIT
Subject Company: Signature Office REIT
Commission File No.: 000-54248

November 24, 2014

Dear Fellow Stockholder,

Today we announced that Signature Office REIT, Inc. (“Signature”) has entered into a definitive agreement to merge our company with Griffin Capital Essential Asset REIT, Inc. (“GCEAR”). Like us, GCEAR is a public non-traded real estate investment trust with investment objectives and assets similar to Signature. After a lengthy process led by our board of directors, which consists solely of independent directors, our board unanimously approved the merger with GCEAR. This decision resulted from a thorough review of strategic alternatives that would best position Signature for the future. The Eastdil Secured group of Wells Fargo Securities and Houlihan Lokey acted as financial advisors to Signature in connection with our board of director’s consideration of the merger transaction. We are excited about the prospects for the combined entity and believe that this is an opportunity for us to achieve greater scale, size and diversification, and at the same time provide broader liquidity event options in the future.

The merger will require the approval of our stockholders and is subject to other customary closing conditions. Upon closing, your shares of Signature will be converted into shares of GCEAR. Based on the exchange ratio that we have agreed to with GCEAR, when the merger closes, you will receive 2.04 shares of GCEAR’s common shares for each share of Signature that you own. Based on the 2.04 exchange ratio, the current GCEAR distribution rate would represent an annual distribution of approximately $1.42 per one previously owned share of Signature.

We understand that this announcement will generate questions surrounding the future of your investment with Signature. As we move to complete the merger over the next several months, we will be preparing a joint proxy statement/prospectus that will contain additional information about the transaction and the process for voting your shares. We urge you to read the joint proxy statement/prospectus carefully. In addition, we have posted an investor presentation regarding the transaction to our website at www.signaturereit.com.

We appreciate and thank you for your investment in Signature.

Sincerely,

Frank M. Bishop
Chairman of the Board

PO Box 219536, Kansas City, MO 64121-9536 855-328-0109 www.signaturereit.com

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding intent, belief or expectations of Signature and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the expected timing of completion of the proposed merger. These statements are based on current expectations, and actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the merger or failure to satisfy other conditions to completion of the merger; (3) the inability to complete the merger within the expected time period or at all, including due to the failure to obtain the approval of the Signature stockholders or the failure to satisfy other conditions to completion of the merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger; (4) risks related to disruption of management's attention from the ongoing business operations due to the proposed merger; (5) the effect of the announcement of the merger on Griffin’s or Signature's relationships with their respective customers, tenants, lenders, operating results and businesses generally; (6) the performance of the respective portfolios generally; (7) the ability to execute upon, and realize any benefits from, potential value creation opportunities through strategic transactions and relationships in the future or at all; (8) the ability to realize upon attractive investment opportunities; and (9) future cash available for distribution. Neither Signature nor Griffin guarantees that the assumptions underlying such forward-looking statements are free from errors. Discussions of additional important factors and assumptions are contained in Signature’s and Griffin’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in each company’s Annual Report on Form 10-K for the year ended December 31, 2013. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that Signature and Griffin will file with the SEC in connection with the proposed merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, Signature does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws. Griffin and Signature expect to prepare and file with the SEC a Registration Statement on Form S-4 containing a joint proxy statement/prospectus. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY GRIFFIN AND SIGNATURE IN CONNECTION WITH THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GRIFFIN, SIGNATURE AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors will be able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials will also be available free of charge by accessing Signature’s website (http://www.signaturereit.com) or by accessing Griffin’s website (http://www. griffincapital.com/griffin-capital-essential-asset-reit). Investors may also read and copy any reports, statements and other information filed by Griffin or Signature with the SEC, at the SEC public reference room at 100 F Street, N.E.,

Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding Signature’s directors and executive officers is available in its proxy statement filed with the SEC by Signature on May 20, 2014 in connection with its 2014 annual meeting of stockholders, and information regarding Griffin’s directors and executive officers is available in its proxy statement filed with the SEC by Griffin on April 18, 2014 in connection with its 2014 annual meeting of stockholders. Certain directors and executive officers of Signature and other persons may have direct or indirect interests in the merger due to securities holdings, pre-existing or future indemnification arrangements and rights to severance payments and retention bonuses if their employment is terminated prior to or following the merger. If and to the extent that any of the Signature participants will receive any additional benefits in connection with the merger, the details of those benefits will be described in the joint proxy statement/prospectus relating to the merger. Investors and security holders may obtain additional information regarding the direct and indirect interests of Signature and its executive officers and directors in the merger by reading the joint proxy statement/prospectus regarding the merger when it becomes available.